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                                                                    EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated December 23, 1996, included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-80436, 33-94268 and 33-94284.





                                         ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 23, 1996